27 July 2021 Second Quarter 2021 Earnings Call Presentation

Forward-Looking Statements and Non-GAAP Financial Measures 1 Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2020 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), including WesBanco’s Form 10-Q for the quarter ended March 31, 2021, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the effects of changing regional and national economic conditions including the effects of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Q2 2021 Financial and Operational Highlights 2 Note: financial and operational highlights during the quarter ended June 30, 2021; loan growth includes approximately $544 million of loans funded through the Small Business Administration’s Paycheck Protection Program (“SBA PPP”), as established by the CARES Act (1) Non-GAAP measure – please see reconciliation in appendix Strong growth in pre-tax, pre-provision income Trust assets under management totaled a record $5.5 billion, driven by both market appreciation and organic growth Mortgage banking income increased due to a high volume of originations Continued emphasis on expense management Improving macro-economic factors drove a $21 million release of provision for credit losses Key credit quality metrics remained at low levels and favorable to peer bank averages WesBanco is well-capitalized with solid liquidity and a strong balance sheet Approximately 1.5 million shares of WesBanco common stock repurchased during the quarter Pre-Tax, Pre-Provision Income(1) $69.4 million, +3.8% YoY Net Income Available to Common Shareholders and Diluted EPS(1) $69.0 million; $1.03/diluted share Efficiency Ratio(1) 53.97% Trust Assets Under Management $5.5 billion, +22.2% YoY Mortgage Banking Income $7.8 million, +4.0% YoY Deposit Growth (x-CDs) +14.0% YoY

Q2 2021 Key Metrics 3 Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses

Q2 2021 Total Portfolio Loans ($MM)



$1,202
($293)
($1,275)
($351)
$11,074
$10,357
Comm'l Avg Payoff Yield 4.06%
Comm'l Avg New Yield 3.27%
Total Loan Growth = (6.5%)
Total Loan Growth (x-PPP) = (4.1%)
06/30/20
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
06/30/21



$369
($280)
($399)
($35)
$10,703
$10,357
Comm'l Avg Payoff Yield 3.62%
Comm'l Avg New Yield 3.22%
Total Loan Growth = (3.2%) (un-annualized)
Total Loan Growth = (0.7%) (x-PPP) (un-annualized)
03/31/21
SBA PPP
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
06/30/21

Note: commercial loan average payoff and new yields exclude SBA PPP loans

- ~6,190 SBA PPP loans remaining total ~$544 million (as of 6/30/2021)
  - During Q2 2021, ~2,320 customers applied for and received forgiveness of their round 1 and 2 SBA PPP loans totaling $327 million (~$116 million of which were loans >$2 million)
- C&I loan levels (x-SBA PPP) were down year-over-year primarily due to lower utilization of revolving lines of credit (~31% vs. ~36% last year)
- Residential real estate loan production shifting from refinance (~33%) to purchase/construction
  - ~50% of Q2 2021 origination dollar volume of $331 million kept on the balance sheet
- Home equity and consumer loan levels continue to be negatively impacted by payoffs driven by higher personal savings and utilization of residential mortgage refinancing

4

Q2 2021 Net Interest Margin (NIM) 5 NIM negatively impacted by the low interest rate environment, and a mix shift of higher securities as a percentage of total assets As a result of higher cash balances, 6/30/2021 investment securities increased $1.0 billion year-over-year and ~$0.3 billion sequentially Aggressively reduced deposit rates throughout the past year Q2 2021 interest-bearing deposit funding costs 17bp (compared to 30bp last year and 20bp last quarter), or, when including non-interest bearing deposits, 12bp Period-end FHLB borrowings of $0.3 billion, with remaining average life of less than one year, down $0.8 billion year-over-year and $0.1 billion sequentially Note: commercial loan portfolio index mix excludes SBA PPP loans

Q2 2021 Non-Interest Income 6 The net gain on OREO & other assets of $4.0 million was due to a gain earned on an investment made by WSBC’s Community Development Corporation in a start-up firm more than ten years ago that was recently acquired by a public company Electronic banking fees increased due primarily to increased point-of-sale transactions and ATM volumes Trust fees increased due to market value appreciation and organic growth in trust assets under management to a record $5.5 billion Loan swap-related income, which is recorded in other income, of $1.0 million was offset by a negative $1.0 million of fair market value adjustments, as compared, respectively, to $3.5 million and a negative $0.5 million last year Note: OREO = other real estate owned

Q2 2021 Non-Interest Expense 7 Total operating expenses remained well-controlled through company-wide efforts to manage certain open positions and discretionary expenses Year-to-date efficiency ratio improved 129bp year-over-year to 55.33% Equipment and software expense increased due to increased asset size and the SBA PPP loan program Marketing expense was higher due to increased product advertising and brand awareness campaigns that were delayed from 2020 due to the COVID-19 pandemic FDIC insurance expense decreased due to certain prior period reporting adjustments resulting in a $1.0 million refund and improved risk factors Employee benefits declined primarily due to lower deferred compensation and pension fund expenses

Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Favorable asset quality measures compared to all U.S. banks with total assets from $10B to $25B Strong Legacy of Credit Quality 8 Note: financial data as of quarter ending for dates specified; Current Expected Credit Losses (“CECL”) accounting standard adopted January 1, 2020 by WSBC; peer bank group includes all U.S. banks with total assets of $10B to $25B; peer data from S&P Global Market Intelligence (as of 7/15/2021) and represent simple averages

The decrease in the allowance was primarily driven by improvements in the COVID-19 pandemic related adjustments and macroeconomic forecast These improvements resulted in a negative provision for credit losses of $21.0 million Allowance coverage ratio of 1.36%, or, excluding SBA PPP loans, 1.43% Excludes fair market value adjustments on previously acquired loans representing 0.31% of total portfolio loans Q2 2021 Current Expected Credit Loss (CECL) 9 Note: ACL at 6/30/2021 excludes off-balance sheet credit exposures of $5.8 million

Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels; and, higher tangible equity levels Purchased approximately 1.5 million shares of WesBanco common stock on the open market during Q2 2021 Repurchases represented ~45% of existing share repurchase authorizations (1) Tier 1 Risk-Based Capital Ratio 10 Strong Capital Position Note: financial data as of quarter ending 12/31; current year data as of 6/30/2021; CECL accounting standard adopted January 1, 2020 by WSBC; peer bank group (as of 3/31/2021) includes all U.S. banks with total assets of $10B to $25B from S&P Global Market Intelligence (as of 7/15/2021) and represent simple averages New authorization approved by Board of Directors on April 22, 2021, and prior authorization approved on December 19, 2019 Non-GAAP measure – please see reconciliation in appendix Peers 14.01% Peers 9.83%

Appendix

Reconciliation: Pre-Tax, Pre-Provision Income (PTPP) and Ratios 12

Reconciliation: Net Income, EPS (Diluted), Tangible Book Value per Share 13

Reconciliation: Efficiency Ratio 14 Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent

Reconciliation: Return on Average Assets and Tangible Equity to Tangible Assets 15 (1) three-, six-, and nine-month (as applicable) figures are annualized Note: Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009; Oak Hill Financial closed November 2007

Reconciliation: Return on Average Tangible Equity 16 (1) three-, six-, and nine-month (as applicable) figures are annualized